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                                 EXHIBIT 10.1(a)

                       FIRST AMENDMENT TO CREDIT AGREEMENT


     FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of June 24, 1997 (this "Amendment"), among AMTROL HOLDINGS, INC., a Delaware corporation ("Holdings"), AMTROL, INC., a Rhode Island corporation (the "Borrower"), the various financial institutions party to the Credit Agreement referred to below (the "Banks"), MORGAN STANLEY SENIOR FUNDING, INC., as Documentation Agent (in such capacity, the "Documentation Agent"), and BANKERS TRUST COMPANY, as Administrative Agent (in such capacity, the "Administrative Agent"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                                   WITNESSETH:
                                   ----------
     WHEREAS, Holdings, the Borrower, the Banks, the Documentation Agent and the Administrative Agent are parties to a Credit Agreement, dated as of November 13, 1996 (as amended, modified or supplemented to the date hereof, the "Credit Agreement");

     WHEREAS, the Borrower desires to acquire, through a corporation ("Alfa Holdings") to be organized under the laws of Portugal and to become a Wholly-Owned Subsidiary of AMTROL Investment Inc., a corporation organized under the laws of Rhode Island, which, in turn, is a Wholly-Owned Subsidiary of the Borrower, all of the capital stock of Petroleo Mecanica Alfa, S.A., a corporation organized under the laws of Portugal, pursuant to (x) the Promissory Agreement of Sale and Purchase of Shares, dated as of June 27, 1997, between Mr. Antonio Brandao Miranda, a Portuguese citizen (the "Seller") and the Borrower or
(y) a share purchase agreement to be entered into by the Seller, the Borrower and Alfa Holdings (the "Alfa Acquisition");

     WHEREAS, Holdings and the Borrower have requested certain amendments to the Credit Agreement in connection with the Alfa Acquisition: and

     WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto wish to amend the Credit Agreement as herein provided;

     NOW, THEREFORE, it is agreed:

I.   AMENDMENTS TO CREDIT AGREEMENT.

     1. Section 2.01(b) of the Credit Agreement is hereby amended by deleting the amount "$5,000,000" appearing in said Section and inserting in lieu thereof the text "the L/C Sublimit".

     2. Section 8.02 of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing at the end of clause (h) of said Section, (ii) deleting the period appearing at the

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end of clause (i) of said Section and inserting in lieu thereof the text ";and"
and (iii) inserting the following new clause (j) immediately after clause (i) of said Section:

     "(j) the Borrower and Alfa Holdings may effect the Alfa Acquisition in accordance with the terms of the Alfa Share Purchase Agreement or the Alfa Promissory Contract, as the case may be, so long as (i) the aggregate consideration paid to the Seller for such acquisition consists solely of cash in an amount not to exceed $25,500,000, (ii) the existing Indebtedness of Alfa that will remain outstanding after the consummation of the Alfa Acquisition will not in the aggregate exceed $9,200,000 (on a Dollar equivalent basis), (iii) concurrently with the creation of Alfa Holdings, AMTROL Investment shall have duly authorized, executed and delivered to the Collateral Agent a pledge agreement governed by Portuguese law in respect of 65% of the capital stock of Alfa Holdings in form and substance satisfactory to the Collateral Agent, (iv) within two Business Days following the formation of Alfa Holdings, the Collateral Agent and the Banks shall have received an opinion of Portuguese counsel reasonably acceptable to the Collateral Agent covering the validity and perfection of the security interest of the Collateral Agent in the pledged shares of Alfa Holdings, which opinion shall be in form and substance satisfactory to the Collateral Agent, (v) prior to the consummation of the Alfa Acquisition, the Borrower shall have made the capital contribution described in
Section 8.06(j)(I) to Alfa Holdings, (vi) on or prior to December 28, 1997, the Alfa Acquisition shall have been consummated and (vii) to the extent Alfa Holdings is entitled to a reduction in the purchase price paid (or to be paid) in connection with the Alfa Acquisition and receives from the Seller or the Escrow Agent an amount representing any such reduction, Alfa Holdings shall have paid within two Business Days following receipt thereof a cash Dividend in Dollars equal to such received amount to AMTROL Investment, which, in turn, shall have paid the full amount of the proceeds thereof as a Dividend to the Borrower, which, in turn, shall have used the full amount of the proceeds of such Dividend to repay outstanding Revolving Loans."

     3. Section 8.04 of the Credit Agreement is hereby amended by (i) deleting the text "8.06(j)" appearing in clause (i) of said Section and inserting the text "8.06(k)" in lieu thereof and (ii) deleting clause (j) of said Section in its entirety and inserting the following new clauses (j) and (k) in lieu thereof:

     "(j) on and after the Alfa Acquisition Date, Indebtedness (x) of Alfa Holdings under lines of credit extended by a Portuguese financial institution acceptable to the Administrative Agent, the proceeds of which Indebtedness are used (I) for the working capital purposes of Alfa Holdings and its Subsidiaries,
(II) to finance a portion of the purchase price of the Alfa Acquisition and/or
(III) to pay a Dividend (all such Indebtedness incurred pursuant to this clause
(j)(x) in excess of that specifically to be used for the purposes described in clause (I), the "Alfa Acquisition Indebtedness"), provided that the aggregate principal amount of all Indebtedness permitted by this clause (j) that may be outstanding at any time shall not exceed $15,000,000 (on a Dollar equivalent basis), provided further, that to the extent Alfa Holdings incurs Alfa Acquisition Indebtedness as permitted by this clause (j), Alfa Holdings shall have paid within two Business Days following such incurrence a cash Dividend in Dollars in an amount equal to the principal amount of the Alfa Acquisition Indebtedness so incurred to AMTROL Investment, which, in turn shall have paid the full amount of the proceeds thereof as a Dividend to the

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Borrower, which, in turn, shall have used the full amount of the proceeds of such Dividend to repay outstanding Revolving Loans, (y) of Alfa consisting of a secured guaranty of Permitted Alfa Indebtedness and (z) of the Borrower consisting of an unsecured guaranty of Permitted Alfa Indebtedness; and

     (k) additional Indebtedness of the Borrower, the Subsidiary Guarantors and/or Foreign Subsidiaries not to exceed at any time outstanding an aggregate principal amount of (x) prior to the Alfa Acquisition Date, $10,000,000 and (y) on and after the Alfa Acquisition Date, $15,000,000."

     4. Section 8.05 of the Credit Agreement is hereby amended by deleting the amount "$7,000,000" appearing in the proviso to clause (a) of said Section and inserting the amount "$9,000,000" in lieu thereof.

     5. On and after the Alfa Acquisition Date, Section 8.05 of the Credit Agreement is hereby further amended by (i) deleting the amount "6,000,000" appearing in the proviso to clause (a) of said Section and inserting the amount "8,000,000" in lieu thereof and (ii) inserting the following new clause (c) at the end of said Section:

     "(c) Notwithstanding the foregoing, the Borrower and/or Alfa Holdings may make Consolidated Capital Expenditures in connection with the Alfa Acquisition to the extent constituting the purchase price therefor and such Consolidated Capital Expenditures will not be included in any determination under the preceding clauses (a) and (b)."

     6. Section 8.06 of the Credit Agreement is hereby amended by (i) deleting the text "(j)" in each place it appears in clause (j) of said Section and inserting the text "(k)" in lieu thereof, (ii) redesignating clause (j) of said Section as clause (k) of said Section and (iii) inserting the following new clause (j) immediately following clause (i) of said Section:

     "(j) from and after the date of the execution of the Alfa Promissory Contract, the Borrower may (I) contribute all of its rights, interest and obligations under the Alfa Promissory Contract and the Alfa Escrow Agreement as a capital contribution to AMTROL Investment and (II) make a capital contribution in an aggregate amount not to exceed $5,500,000 to AMTROL Investment, which in turn shall immediately use the full amount of the proceeds of such capital contribution to make a capital contribution to Alfa Holdings, so long as (x) Alfa Holdings uses (i) not more than $5,500,000 (or $4,500,000, in the event Alfa Holdings is required to fund the Alfa Indemnification Escrow Account as described in clause (ii) below) of the proceeds of such capital contribution to pay the purchase price owing to the Seller in connection with the Alfa Acquisition and (ii) to the extent required by the terms of the Alfa Promissory Contract or the Alfa Sale Agreement, as the case may be, not more than $1,000,000 of the proceeds of such capital contribution to fund the Alfa Indemnification Escrow Account and (y) the Alfa Acquisition is consummated on or prior to December 28, 1997, it being understood and agreed that in the event that the condition described in preceding clause (y) is not satisfied, Alfa Holdings shall have paid not later than January 1, 1998 (or such later date as an arbitration tribunal shall have finally determined the liabilities of the Seller and Alfa Holdings under the Alfa

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Promissory Contract) a cash Dividend in Dollars equal to the sum of $20,000,000 plus the aggregate amount of all capital contributions, if any, theretofore made by AMTROL Investment to Alfa Holdings, to AMTROL Investment, which, in turn, shall have paid the full amount of the proceeds thereof as a Dividend to the Borrower, which, in turn, shall have used the full amount of the proceeds of such Dividend to repay outstanding Revolving Loans; and".

     7. Section 8.09(i) of the Credit Agreement is hereby amended by (i) inserting the text "(x)" immediately after the text "(i)" appearing in said Section and (ii) inserting the text "(y)" any Foreign Subsidiary of the Borrower may pay Dividends to any Foreign Subsidiary that is a Wholly-Owned Subsidiary of the Borrower" at the end of said Section.

     8. The definition of "Consolidated EBITDA" appearing in Section 10 of the Credit Agreement is hereby amended by (i) deleting the date "1997" appearing in said definition and inserting the date "1998" in lieu thereof and (ii) deleting the text "Annex X" appearing in said definition and inserting the text "Annex IX" in lieu thereof.

     9. Section 10 of the Credit Agreement is hereby further amended by inserting in the appropriate alphabetical order the following new definitions:

          "Alfa" shall mean Petroleo Mecanica Alfa, S.A., a corporation organized under the laws of Portugal.

     "Alfa Acquisition" shall mean the acquisition by Alfa Holdings of all of the capital stock of Alfa from the Seller pursuant to, and in accordance with the terms of, the Alfa Share Purchase Agreement or the Alfa Promissory Contract, as the case may be, and all applicable law.

          "Alfa Acquisition Date" shall mean the date of the consummation of the Alfa Acquisition in compliance with the terms of Section 8.02(j).

          "Alfa Acquisition Indebtedness" shall have the meaning provided in
     Section 8.04(j).

          "Alfa Escrow Agreement" shall mean the Escrow Agreement, dated as of June 27, 1997, between the Seller, the Borrower, and the Escrow Agent, as in effect on June 27, 1997.

          "Alfa Indemnification Escrow Account" shall mean the escrow account established pursuant to the Alfa Escrow Agreement to hold funds for indemnification obligations under the Alfa Promissory Contract and/or Alfa Share Purchase Agreement, as the case may be.

          "Alfa Purchase Price Escrow Account" shall mean the escrow account established pursuant to the Alfa Escrow Agreement to hold a portion of the purchase price to be paid for the Alfa Acquisition.

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          "Alfa Holdings" shall mean a corporation to be formed under the laws of Portugal after June 27, 1997, which corporation shall at all times be a Wholly-Owned Subsidiary of AMTROL Investment.

          "Alfa Promissory Contract" shall mean the Promissory Agreement of Sale and Purchase of Shares, dated as of June 27, 1997, between the Borrower and the Seller, without giving effect to any amendments or modifications thereto unless same (x) are immaterial in nature and could not be adverse in any respect to the Banks or (y) are otherwise approved by the Required Banks.

          "Alfa Share Purchase Agreement" shall mean a share purchase agreement relating to the acquisition by Alfa Holdings of all the capital stock of Alfa entered into by the Seller, Alfa Holdings and the Borrower after June 27, 1997, which share purchase agreement (i) shall contain the same representations and warranties, covenants, indemnification provisions and defaults as the Alfa Promissory Contract, (ii) shall not contain any terms in respect of the Borrower or Alfa Holdings that are less favorable from the perspective of the Banks than those contained in the Alfa Promissory Contract, (iii) shall have been delivered to the Administrative Agent prior to the consummation of the Alfa Acquisition and (iv) shall otherwise be reasonably satisfactory to the Administrative Agent.

          "AMTROL Investment" shall mean AMTROL Investment Inc., a corporation organized under the laws of Rhode Island.

          "Dollars" and the sign "$" shall mean freely transferable lawful currency of the United States of America.

          "Escrow Agent" shall mean a Portuguese financial institution satisfactory to the Administrative Agent, as escrow agent under the Alfa Escrow Agreement.

          "L/C Sublimit" shall mean the sum of (x) $5,000,000 plus (y) the aggregate Stated Amount up to $15,000,000 of the Letter of Credit or, Letters of Credit, if any, requested by the Borrower to be issued in support of the obligations of the Borrower or Alfa as guarantor of, or of Alfa Holdings in respect of, Permitted Alfa Indebtedness.

          "Permitted Alfa Indebtedness" shall mean all indebtedness of Alfa Holdings permitted by Section 8.04(j).

          "Seller" shall mean Mr. Antonio Brandao Miranda, a Portuguese citizen.

     10. Annex IX to the Credit Agreement is hereby amended by deleting same in its entirety and inserting in lieu thereof the new Annex IX as it appears as attached hereto, PROVIDED that in the event the Alfa Acquisition has not been consummated on or prior to December 28, 1997, the foregoing amendment to Annex IX shall cease to have any force and effect and Annex

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IX to the Credit Agreement (as in effect prior to this Amendment) shall thereafter be reinstated and continue in full force and effect.

II. Miscellaneous Provisions.

     1. In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that:

          (a) no Default or Event of Default exists as of the First Amendment Effective Date both before and after giving effect to this Amendment; and

          (b) all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on the First Amendment Effective Date both before and after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the First Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

     2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

     3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

     4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

     5. This Amendment shall become effective on the date (the "First Amendment Effective Date") when each of the Borrower and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its Notice Office.

     6. From and after the First Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

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     IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.


                              AMTROL HOLDINGS, INC.

                              By: __________________________________________
                              Title: _______________________________________

                              AMTROL INC.


                              By: __________________________________________
                              Title: _______________________________________


                              BANKERS TRUST COMPANY,
                              Individually and as Administrative Agent



                              By: __________________________________________
                              Title: _______________________________________


                              MORGAN STANLEY SENIOR FUNDING, INC.,
                              Individually and as Documentation Agent


                              By: __________________________________________
                              Title: _______________________________________

                              THE BANK OF NEW YORK


                              By: __________________________________________
                              Name: ________________________________________
                              Title: _______________________________________

                              THE BANK OF NOVA SCOTIA


                              By: __________________________________________
                              Name: ________________________________________
                              Title: _______________________________________


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                              THE FIRST NATIONAL BANK OF BOSTON


                              By: __________________________________________
                              Name: ________________________________________
                              Title: _______________________________________


                              CITIZENS FINANCIAL GROUP INC.


                              By: __________________________________________
                              Name: ________________________________________
                              Title: _______________________________________


                              FIRST SOURCE FINANCIAL LLP
                              By First Source Financial Inc.,
                              its manager


                              By: __________________________________________
                              Name: ________________________________________
                              Title: _______________________________________


                              FLEET NATIONAL BANK

                              By: __________________________________________
                              Name: ________________________________________
                              Title: _______________________________________

                              SOCIETE GENERALE


                              By: __________________________________________
                              Name: ________________________________________
                              Title: _______________________________________

                              AMARA-1 FINANCE LTD.


                              By: __________________________________________
                              Name: ________________________________________
                              Title: _______________________________________



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                              RESTRUCTURED OBLIGATIONS BACKED BY
                              SENIOR ASSETS B.V.

                              BY:  CHANCELLOR SENIOR SECURED
                                   MANAGEMENT, INC., as Portfolio
                                   Advisor

                              By: __________________________________________
                              Name: ________________________________________
                              Title: _______________________________________


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                                    ANNEX IX

                CONSOLIDATED EBIDTA/INTEREST EXPENSE ADJUSTMENTS

Test Period Ended Closest To:                Consolidated                  Interest
                                             EBIDTA                        Expense
                                             ------------                  --------
December 31, 1996                            $28,244                       $14,306
March 31, 1997                               $21,794                       $10,195
June 30, 1997                                $17,630                       $ 6,084
September 30, 1997                           $ 8,525                       $ 1,973
December 31, 1997                            $ 3,650
March 31, 1998                               $ 2,790
June 30, 1998                                $ 1,870
September 30, 1998                           $   820


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